Exhibit 99.(a)(83)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES SUPPLEMENTARY

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: The Board of Directors of the Corporation (the “Board of Directors”), at a meeting duly convened and held on December 5-6, 2017, adopted resolutions which:

(i)          increased the total number of shares of stock which the Corporation has authority to issue to one hundred thirteen billion (113,000,000,000) shares of common stock;

(ii)         established thirty-six (36) additional classes of common stock designated as Active International Allocation Portfolio – Class IR, Active International Allocation Portfolio – Class IS, Advantage Portfolio – Class IR, Asia Opportunity Portfolio – Class IR, Emerging Markets Breakout Nations Portfolio – Class IR, Emerging Markets Fixed Income Opportunities Portfolio – Class IR, Emerging Markets Leaders Portfolio – Class IR, Emerging Markets Portfolio – Class IR, Emerging Markets Small Cap Portfolio – Class IR, Frontier Markets Portfolio – Class IR, Global Advantage Portfolio – Class IR, Global Advantage Portfolio – Class IS, Global Concentrated Portfolio – Class IR, Global Core Portfolio – Class IR, Global Counterpoint Portfolio – Class IR, Global Discovery Portfolio – Class IR, Global Discovery Portfolio – Class IS, Global Franchise Portfolio – Class IR, Global Infrastructure Portfolio – Class IR, Global Insight Portfolio – Class IR, Global Insight Portfolio – Class IS, Global Opportunity Portfolio – Class IR, Global Quality Portfolio – Class IR, Global Real Estate Portfolio – Class IR, Growth Portfolio – Class IR, Insight Portfolio – Class IR, Insight Portfolio – Class IS, International Advantage Portfolio – Class IR, International Advantage Portfolio – Class IS, International Equity Portfolio – Class IR, International Opportunity Portfolio – Class IR, International Real Estate Portfolio – Class IR, Multi-Asset Portfolio – Class IR, Small Company Growth Portfolio – Class IR, US Core Portfolio – Class IR and U.S. Real Estate Portfolio – Class IR; and

(iii)        classified 500,000,000 shares of common stock as shares of Active International Allocation Portfolio – Class IR, 500,000,000 shares of common stock as shares of Active International Allocation Portfolio – Class IS, 500,000,000 shares of common stock as shares of Advantage Portfolio – Class IR, 500,000,000 shares of common stock as shares of Asia Opportunity Portfolio – Class IR, 500,000,000 shares of common stock as shares of Emerging Markets Breakout Nations Portfolio – Class IR, 500,000,000 shares of common stock as shares of Emerging Markets Fixed Income Opportunities Portfolio – Class IR, 500,000,000 shares of common stock as shares of Emerging Markets Leaders Portfolio – Class IR, 500,000,000 shares of common stock as shares of Emerging Markets Portfolio – Class IR, 500,000,000 shares of common stock as shares of Emerging Markets Small Cap Portfolio – Class IR, 500,000,000 shares of common stock as shares of Frontier Markets Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Advantage Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Advantage Portfolio – Class IS, 500,000,000 shares of common stock as shares of Global Concentrated Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Core Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Counterpoint Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Discovery Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Discovery Portfolio – Class IS, 500,000,000 shares of common stock as shares of Global Franchise Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Infrastructure Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Insight Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Insight Portfolio – Class IS, 500,000,000 shares of common stock as shares of Global Opportunity Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Quality Portfolio – Class IR, 500,000,000 shares of common stock as shares of Global Real Estate Portfolio – Class IR, 500,000,000 shares of common stock as shares of Growth Portfolio – Class IR, 500,000,000 shares of common stock as shares of Insight Portfolio – Class IR, 500,000,000 shares of common stock as shares of Insight Portfolio – Class IS, 500,000,000 shares of common stock as shares of International Advantage Portfolio – Class IR, 500,000,000 shares of common stock as shares of International Advantage Portfolio – Class IS, 500,000,000 shares of common stock as shares of International Equity Portfolio – Class IR, 500,000,000 shares of common stock as shares of International Opportunity Portfolio – Class IR, 500,000,000 shares of common stock as shares of International Real Estate Portfolio – Class IR, 500,000,000 shares of common stock as shares of Multi-Asset Portfolio – Class IR, 500,000,000 shares of common stock as shares of Small Company Growth Portfolio – Class IR, 500,000,000 shares of common stock as shares of US Core Portfolio – Class IR and 500,000,000 shares of common stock as shares of U.S. Real Estate Portfolio – Class IR.

THIRD: The terms applicable to the classes of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the “Charter”).

FOURTH: As of immediately before the increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was ninety-five billion (95,000,000,000) shares of common stock, having an aggregate par value of ninety-five million dollars ($95,000,000) and designated and classified in the following portfolios and classes:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio – Class I	500,000,000 shares
Active International Allocation Portfolio – Class A	1,000,000,000 shares
Active International Allocation Portfolio – Class L	500,000,000 shares

2

Active International Allocation Portfolio – Class C	500,000,000 shares
Active International Allocation Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class IS	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares
Advantage Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
Asia Opportunity Portfolio – Class IS	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class I	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class A	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class IS	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class C	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class T	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IS	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares

3

Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class IS	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class I	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class A	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class IS	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class C	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class T	500,000,000 shares
Frontier Markets Portfolio – Class I	500,000,000 shares
Frontier Markets Portfolio – Class A	1,000,000,000 shares
Frontier Markets Portfolio – Class L	500,000,000 shares
Frontier Markets Portfolio – Class IS	500,000,000 shares
Frontier Markets Portfolio – Class C	500,000,000 shares
Frontier Markets Portfolio – Class T	500,000,000 shares
Fundamental Multi-Cap Core Portfolio – Class I	500,000,000 shares
Fundamental Multi-Cap Core Portfolio – Class A	500,000,000 shares
Fundamental Multi-Cap Core Portfolio – Class IS	500,000,000 shares
Fundamental Multi-Cap Core Portfolio – Class C	500,000,000 shares
Global Advantage Portfolio – Class I	500,000,000 shares
Global Advantage Portfolio – Class A	1,000,000,000 shares
Global Advantage Portfolio – Class L	500,000,000 shares
Global Advantage Portfolio – Class C	500,000,000 shares
Global Advantage Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class IS	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class IS	500,000,000 shares
Global Core Portfolio – Class C	500,000,000 shares
Global Core Portfolio – Class T	500,000,000 shares
Global Counterpoint Portfolio – Class I	500,000,000 shares
Global Counterpoint Portfolio – Class A	500,000,000 shares
Global Counterpoint Portfolio – Class IS	500,000,000 shares
Global Counterpoint Portfolio – Class C	500,000,000 shares
Global Counterpoint Portfolio – Class T	500,000,000 shares
Global Discovery Portfolio – Class I	500,000,000 shares
Global Discovery Portfolio – Class A	1,000,000,000 shares
Global Discovery Portfolio – Class L	500,000,000 shares
Global Discovery Portfolio – Class C	500,000,000 shares
Global Discovery Portfolio – Class T	500,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class IS	500,000,000 shares

4

Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
Global Infrastructure Portfolio – Class I	500,000,000 shares
Global Infrastructure Portfolio – Class A	1,000,000,000 shares
Global Infrastructure Portfolio – Class L	500,000,000 shares
Global Infrastructure Portfolio – Class IS	500,000,000 shares
Global Infrastructure Portfolio – Class C	500,000,000 shares
Global Infrastructure Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	500,000,000 shares
Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class IS	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Quality Portfolio – Class I	500,000,000 shares
Global Quality Portfolio – Class A	500,000,000 shares
Global Quality Portfolio – Class L	500,000,000 shares
Global Quality Portfolio – Class IS	500,000,000 shares
Global Quality Portfolio – Class C	500,000,000 shares
Global Quality Portfolio – Class T	500,000,000 shares
Global Real Estate Portfolio – Class I	500,000,000 shares
Global Real Estate Portfolio – Class A	1,000,000,000 shares
Global Real Estate Portfolio – Class L	500,000,000 shares
Global Real Estate Portfolio – Class IS	500,000,000 shares
Global Real Estate Portfolio – Class C	500,000,000 shares
Global Real Estate Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
Growth Portfolio – Class IS	500,000,000 shares
Growth Portfolio – Class C	500,000,000 shares
Growth Portfolio – Class T	500,000,000 shares
Insight Portfolio – Class I	500,000,000 shares
Insight Portfolio – Class A	500,000,000 shares
Insight Portfolio – Class L	500,000,000 shares
Insight Portfolio – Class C	500,000,000 shares
Insight Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class IS	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares

5

International Equity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class IS	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Real Estate Portfolio – Class I	500,000,000 shares
International Real Estate Portfolio – Class A	500,000,000 shares
International Real Estate Portfolio – Class L	500,000,000 shares
International Real Estate Portfolio – Class IS	500,000,000 shares
International Real Estate Portfolio – Class C	500,000,000 shares
International Real Estate Portfolio – Class T	500,000,000 shares
Multi-Asset Portfolio – Class I	500,000,000 shares
Multi-Asset Portfolio – Class A	1,000,000,000 shares
Multi-Asset Portfolio – Class L	500,000,000 shares
Multi-Asset Portfolio – Class IS	500,000,000 shares
Multi-Asset Portfolio – Class C	500,000,000 shares
Multi-Asset Portfolio – Class T	500,000,000 shares
Small Company Growth Portfolio – Class I	500,000,000 shares
Small Company Growth Portfolio – Class A	1,000,000,000 shares
Small Company Growth Portfolio – Class L	500,000,000 shares
Small Company Growth Portfolio – Class IS	500,000,000 shares
Small Company Growth Portfolio – Class C	500,000,000 shares
Small Company Growth Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class IS	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
US Core Portfolio – Class T	500,000,000 shares
U.S. Real Estate Portfolio – Class I	500,000,000 shares
U.S. Real Estate Portfolio – Class A	1,000,000,000 shares
U.S. Real Estate Portfolio – Class L	500,000,000 shares
U.S. Real Estate Portfolio – Class IS	500,000,000 shares
U.S. Real Estate Portfolio – Class C	500,000,000 shares
U.S. Real Estate Portfolio – Class T	500,000,000 shares
Total	95,000,000,000 shares

†	The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.

FIFTH: As increased, the total number of shares of stock of all classes that the Corporation has authority to issue is one hundred thirteen billion (113,000,000,000) shares of common stock, having an aggregate par value of one hundred thirteen million dollars ($113,000,000) and designated and classified in the following portfolios and classes:

6

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED

Active International Allocation Portfolio – Class I	500,000,000 shares
Active International Allocation Portfolio – Class A	1,000,000,000 shares
Active International Allocation Portfolio – Class L	500,000,000 shares
Active International Allocation Portfolio – Class IS	500,000,000 shares
Active International Allocation Portfolio – Class C	500,000,000 shares
Active International Allocation Portfolio – Class T	500,000,000 shares
Active International Allocation Portfolio – Class IR	500,000,000 shares
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class IS	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares
Advantage Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class IR	500,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
Asia Opportunity Portfolio – Class IS	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class IR	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class I	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class A	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class IS	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class C	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class T	500,000,000 shares
Emerging Markets Breakout Nations Portfolio – Class IR	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class I	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class A	1,000,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class L	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IS	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class C	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class T	500,000,000 shares
Emerging Markets Fixed Income Opportunities Portfolio – Class IR	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares

7

Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IS	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares
Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IR	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class IS	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class IR	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class I	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class A	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class IS	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class C	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class T	500,000,000 shares
Emerging Markets Small Cap Portfolio – Class IR	500,000,000 shares
Frontier Markets Portfolio – Class I	500,000,000 shares
Frontier Markets Portfolio – Class A	1,000,000,000 shares
Frontier Markets Portfolio – Class L	500,000,000 shares
Frontier Markets Portfolio – Class IS	500,000,000 shares
Frontier Markets Portfolio – Class C	500,000,000 shares
Frontier Markets Portfolio – Class T	500,000,000 shares
Frontier Markets Portfolio – Class IR	500,000,000 shares
Fundamental Multi-Cap Core Portfolio – Class I	500,000,000 shares
Fundamental Multi-Cap Core Portfolio – Class A	500,000,000 shares
Fundamental Multi-Cap Core Portfolio – Class IS	500,000,000 shares
Fundamental Multi-Cap Core Portfolio – Class C	500,000,000 shares
Global Advantage Portfolio – Class I	500,000,000 shares
Global Advantage Portfolio – Class A	1,000,000,000 shares
Global Advantage Portfolio – Class L	500,000,000 shares
Global Advantage Portfolio – Class IS	500,000,000 shares
Global Advantage Portfolio – Class C	500,000,000 shares
Global Advantage Portfolio – Class T	500,000,000 shares
Global Advantage Portfolio – Class IR	500,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class IS	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class IR	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class IS	500,000,000 shares
Global Core Portfolio – Class C	500,000,000 shares

8

Global Core Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class IR	500,000,000 shares
Global Counterpoint Portfolio – Class I	500,000,000 shares
Global Counterpoint Portfolio – Class A	500,000,000 shares
Global Counterpoint Portfolio – Class IS	500,000,000 shares
Global Counterpoint Portfolio – Class C	500,000,000 shares
Global Counterpoint Portfolio – Class T	500,000,000 shares
Global Counterpoint Portfolio – Class IR	500,000,000 shares
Global Discovery Portfolio – Class I	500,000,000 shares
Global Discovery Portfolio – Class A	1,000,000,000 shares
Global Discovery Portfolio – Class L	500,000,000 shares
Global Discovery Portfolio – Class IS	500,000,000 shares
Global Discovery Portfolio – Class C	500,000,000 shares
Global Discovery Portfolio – Class T	500,000,000 shares
Global Discovery Portfolio – Class IR	500,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class IS	500,000,000 shares
Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
Global Franchise Portfolio – Class IR	500,000,000 shares
Global Infrastructure Portfolio – Class I	500,000,000 shares
Global Infrastructure Portfolio – Class A	1,000,000,000 shares
Global Infrastructure Portfolio – Class L	500,000,000 shares
Global Infrastructure Portfolio – Class IS	500,000,000 shares
Global Infrastructure Portfolio – Class C	500,000,000 shares
Global Infrastructure Portfolio – Class T	500,000,000 shares
Global Infrastructure Portfolio – Class IR	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	500,000,000 shares
Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class IS	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class IR	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class IS	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class IR	500,000,000 shares
Global Quality Portfolio – Class I	500,000,000 shares
Global Quality Portfolio – Class A	500,000,000 shares
Global Quality Portfolio – Class L	500,000,000 shares

9

Global Quality Portfolio – Class IS	500,000,000 shares
Global Quality Portfolio – Class C	500,000,000 shares
Global Quality Portfolio – Class T	500,000,000 shares
Global Quality Portfolio – Class IR	500,000,000 shares
Global Real Estate Portfolio – Class I	500,000,000 shares
Global Real Estate Portfolio – Class A	1,000,000,000 shares
Global Real Estate Portfolio – Class L	500,000,000 shares
Global Real Estate Portfolio – Class IS	500,000,000 shares
Global Real Estate Portfolio – Class C	500,000,000 shares
Global Real Estate Portfolio – Class T	500,000,000 shares
Global Real Estate Portfolio – Class IR	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
Growth Portfolio – Class IS	500,000,000 shares
Growth Portfolio – Class C	500,000,000 shares
Growth Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class IR	500,000,000 shares
Insight Portfolio – Class I	500,000,000 shares
Insight Portfolio – Class A	500,000,000 shares
Insight Portfolio – Class L	500,000,000 shares
Insight Portfolio – Class IS	500,000,000 shares
Insight Portfolio – Class C	500,000,000 shares
Insight Portfolio – Class T	500,000,000 shares
Insight Portfolio – Class IR	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class IS	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class IR	500,000,000 shares
International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class IS	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares
International Equity Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class IR	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class IS	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class IR	500,000,000 shares

10

International Real Estate Portfolio – Class I	500,000,000 shares
International Real Estate Portfolio – Class A	500,000,000 shares
International Real Estate Portfolio – Class L	500,000,000 shares
International Real Estate Portfolio – Class IS	500,000,000 shares
International Real Estate Portfolio – Class C	500,000,000 shares
International Real Estate Portfolio – Class T	500,000,000 shares
International Real Estate Portfolio – Class IR	500,000,000 shares
Multi-Asset Portfolio – Class I	500,000,000 shares
Multi-Asset Portfolio – Class A	1,000,000,000 shares
Multi-Asset Portfolio – Class L	500,000,000 shares
Multi-Asset Portfolio – Class IS	500,000,000 shares
Multi-Asset Portfolio – Class C	500,000,000 shares
Multi-Asset Portfolio – Class T	500,000,000 shares
Multi-Asset Portfolio – Class IR	500,000,000 shares
Small Company Growth Portfolio – Class I	500,000,000 shares
Small Company Growth Portfolio – Class A	1,000,000,000 shares
Small Company Growth Portfolio – Class L	500,000,000 shares
Small Company Growth Portfolio – Class IS	500,000,000 shares
Small Company Growth Portfolio – Class C	500,000,000 shares
Small Company Growth Portfolio – Class T	500,000,000 shares
Small Company Growth Portfolio – Class IR	500,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class IS	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
US Core Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class IR	500,000,000 shares
U.S. Real Estate Portfolio – Class I	500,000,000 shares
U.S. Real Estate Portfolio – Class A	1,000,000,000 shares
U.S. Real Estate Portfolio – Class L	500,000,000 shares
U.S. Real Estate Portfolio – Class IS	500,000,000 shares
U.S. Real Estate Portfolio – Class C	500,000,000 shares
U.S. Real Estate Portfolio – Class T	500,000,000 shares
U.S. Real Estate Portfolio – Class IR	500,000,000 shares
Total	113,000,000,000 shares

†	The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.

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SIXTH: The aggregate number of shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law, and the shares of Active International Allocation Portfolio – Class IR, Active International Allocation Portfolio – Class IS, Advantage Portfolio – Class IR, Asia Opportunity Portfolio – Class IR, Emerging Markets Breakout Nations Portfolio – Class IR, Emerging Markets Fixed Income Opportunities Portfolio – Class IR, Emerging Markets Leaders Portfolio – Class IR, Emerging Markets Portfolio – Class IR, Emerging Markets Small Cap Portfolio – Class IR, Frontier Markets Portfolio – Class IR, Global Advantage Portfolio – Class IR, Global Advantage Portfolio – Class IS, Global Concentrated Portfolio – Class IR, Global Core Portfolio – Class IR, Global Counterpoint Portfolio – Class IR, Global Discovery Portfolio – Class IR, Global Discovery Portfolio – Class IS, Global Franchise Portfolio – Class IR, Global Infrastructure Portfolio – Class IR, Global Insight Portfolio – Class IR, Global Insight Portfolio – Class IS, Global Opportunity Portfolio – Class IR, Global Quality Portfolio – Class IR, Global Real Estate Portfolio – Class IR, Growth Portfolio – Class IR, Insight Portfolio – Class IR, Insight Portfolio – Class IS, International Advantage Portfolio – Class IR, International Advantage Portfolio – Class IS, International Equity Portfolio – Class IR, International Opportunity Portfolio – Class IR, International Real Estate Portfolio – Class IR, Multi-Asset Portfolio – Class IR, Small Company Growth Portfolio – Class IR, US Core Portfolio – Class IR and U.S. Real Estate Portfolio – Class IR have been classified and designated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 16th day of March, 2018.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ John H. Gernon
John H. Gernon
President

ATTEST:

/s/ Mary E. Mullin
Mary E. Mullin
Secretary

THE UNDERSIGNED, President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ John H. Gernon
John H. Gernon
President